VININGS COMMUNITIES, L.P.
                          LIMITED PARTNERSHIP AGREEMENT


     This Agreement is made as of August 12, 1997 by and among Vinings Investment Properties Trust, a Massachusetts business trust, as general partner (the "General Partner") and Vinings Investment Properties, L.P., a Delaware limited partnership, as limited partner (the "Limited Partner"). The General Partner and the Limited Partner are hereinafter sometimes referred to individually as a "Partner" and collectively as the "Partners."

                                 WITNESSETH THAT:

     WHEREAS, the Partners desire to form a partnership to conduct certain business activities;

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the parties hereto agree and declare as follows:

                                   ARTICLE 1.

                  FORMATION OF PARTNERSHIP; GENERAL INFORMATION
                  ---------------------------------------------

     1.01. There is hereby created a limited partnership pursuant to the Revised Uniform Limited Partnership Act of Delaware, as amended from time to time (the "Partnership Act").

     1.02. The partnership shall be conducted under the name of Vinings Communities, L.P. (the "Partnership").

     1.03. The purposes of the Partnership shall be (i) to hold interests in real property and to engage in all activities reasonably related thereto; (ii) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Act"); and (iii) in connection with or incidental to the accomplishment of said purposes, to enter into, perform and carry out contracts and activities of every nature and description.

     1.04. The term of the Partnership shall commence on the date of this Agreement, and the Partnership shall continue until terminated as hereinafter provided.

     1.05. The fiscal year of the Partnership shall be the calendar year, or such other year as is required by the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder.

                                   ARTICLE 2.

                               PARTNERSHIP CAPITAL
                               -------------------

     2.01.   Each  Partner  shall  be  required  to  make  an  initial   capital
contribution to the Partnership upon its formation in the following amount, which amount shall constitute the initial capital account of such Partner:

              (a)     The General Partner shall contribute $1 in cash.

              (b) The Limited Partner shall contribute $99 in cash.

     2.02. A separate  capital  account shall be maintained  for each Partner in
accordance   with   the   requirements   of   Treasury    Regulations    section
1.704-1(b)(2)(iv).

                                   ARTICLE 3.

             ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION AND CREDIT;
                          NONLIQUIDATING DISTRIBUTIONS
                          ----------------------------

     3.01. For federal income tax purposes, all items of income, gain, loss, deduction and credit of the Partnership shall be allocated in accordance with the requirements of Code section 704(b) and the Treasury Regulations promulgated thereunder. Except as otherwise required thereby, all items of income, gain, loss, deduction and credit shall be allocated as follows: 1% to the General Partner and 99% to the Limited Partner. Appropriate adjustments shall be made to each Partner's capital account with respect to such items.

     3.02. All nonliquidating distributions shall be made in accordance with the following percentages: 1% to the General Partner and 99% to the Limited Partner.

                                   ARTICLE 4.

                      RIGHTS AND POWERS OF GENERAL PARTNER
                      ------------------------------------

     4.01. The management and operation of the Partnership and its business and affairs shall be, and hereby is, vested solely in the General Partner. Except as otherwise expressly provided herein, the General Partner shall have the power and authority, in the name and on behalf of the Partnership, to do all things which, in its sole discretion, it deems necessary, advisable, or appropriate to carry out and implement all the purposes and powers of the Partnership.

     4.02. Notwithstanding any other provision of this Agreement, any contract, instrument, or act of the General Partner on behalf of the Partnership shall be conclusive evidence in favor of any third party dealing with the Partnership that the General Partner has the authority, power and right to execute and deliver such contract or instrument and to take such act on behalf of the Partnership. This Section 4.02 shall not be deemed to limit the liabilities and obligations of the General Partner as set forth in this Agreement.

     4.03. Any Partner may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether or not such ventures are competitive with the Partnership. Neither the Partnership nor any Partners shall have any rights or obligations by virtue of this Agreement or the partnership relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper. None of the Partners or their affiliates shall be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership.

                                   ARTICLE 5.

                               POWERS, DUTIES AND
                       LIABILITIES OF THE LIMITED PARTNER
                       ----------------------------------

     5.01. The Limited Partner shall not have any right to participate in the management of the business or affairs of the Partnership nor shall the Limited Partner have any power or authority to act for or bind the Partnership.

     5.02. Notwithstanding anything to the contrary contained in this Agreement, the liability of the Limited Partner for the losses, obligations or debts of the Partnership shall in no event exceed the amount of its contribution to the capital of the Partnership.

                                   ARTICLE 6.

                    TRANSFER OF LIMITED PARTNERSHIP INTEREST;
                    ADMISSION OF SUBSTITUTED LIMITED PARTNERS
                    -----------------------------------------

     6.01. Subject to the written consent of each of the Partners to the assignment of the whole or any portion of the Limited Partner's interest in the Partnership, the granting or denial of which consent shall be within the sole and absolute discretion of each Partner, an assignee of such interest shall be entitled to receive distributions of cash or other property from the Partnership applicable to the interest acquired by reason of such assignment; provided, however, that a duly executed and acknowledged written instrument of assignment in a form satisfactory to the General Partner, the terms of which are not in contravention of any of the provisions of this Agreement, is filed with the Partnership.

     6.02. No assignee of the whole or any portion of a Limited Partner's interest in the Partnership shall have the right to become a substituted Limited Partner in place of its assignor unless all of the following conditions are satisfied:

              (a) The duly executed and acknowledged written instrument of assignment which has been filed with the Partnership sets forth the intention of the assignor that the assignee become a substituted Limited Partner with respect to the assigned interest;

              (b) The assignor and assignee execute and acknowledge such other instruments as the General Partner may deem necessary or desirable to effect such admission, including the written acceptance and adoption by the assignee of the provisions of this Agreement; and

              (c) The written consent of each Partner to such substitution shall be obtained, the granting or denial of which shall be within the sole and absolute discretion of each Partner.

     6.03. Nothing herein shall preclude the General Partner or the Limited Partner from acquiring the interest of a transferring Limited Partner pursuant to the provisions of Sections 6.01 and 6.02 hereof and, as to the acquired interest, becoming a substituted Limited Partner.

                                   ARTICLE 7.

                      TRANSFER OF GENERAL PARTNER INTEREST;
                     ADMISSION OF SUCCESSOR GENERAL PARTNER
                     --------------------------------------

              7.01. The General Partner may not transfer any of its General Partner's interest in the Partnership, unless (i) each Partner consents to such transfer in writing, the granting or denial of which consent shall be within the sole and absolute discretion of each Partner, or (ii) such transfer is to an entity which is directly or indirectly controlled by the General Partner or any of its subsidiaries. An assignee of the whole or any portion of the General Partner's interest in the Partnership shall be entitled to receive distributions of cash or other property from the Partnership applicable to the interest acquired by reason of such assignment; provided, however, that a duly executed and acknowledged written instrument of assignment, the terms of which are not in contravention of any of the provisions of this Agreement, is filed with the Partnership.

              7.02. A successor to all of the General Partner's interest in the Partnership pursuant to Section 7.01 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.


                                   ARTICLE 8.

                    ADMISSION OF ADDITIONAL LIMITED PARTNERS
                    ----------------------------------------

     Except as otherwise provided in Articles 6 and 7, additional Limited Partners shall be admitted to the Partnership only with the consent of the General Partner. Any such new Partners shall fulfill the conditions of Section 6.02(b) hereof and shall receive a capital account and a percentage of partnership interest as shall be provided in an amendment to this Agreement.

                                   ARTICLE 9.

                             WITHDRAWALS BY PARTNERS
                             -----------------------

     9.01. No Partner shall have the right to withdraw assets from the Partnership.

     9.02. No Partner shall have the right to demand or receive property other than cash in connection with a discretionary distribution or the dissolution of the Partnership, and no Partner shall have priority over any other Partner, except as its interest may appear in the capital accounts of the Partnership or in the percentages of partnership interest.

                                   ARTICLE 10.

                           TERMINATION AND DISSOLUTION
                           ---------------------------

     10.01. The Partnership shall terminate and dissolve upon the earlier of (i) thirty (30) days after the written determination of the General Partner, or (ii) thirty (30) days after the resignation and/or bankruptcy of the General Partner, unless in either case within such 30 day period all Limited Partners shall have agreed to the continuation of the Partnership and shall have appointed a new General Partner. Notwithstanding anything to the contrary in this agreement, in no event shall the Partnership be dissolved as long as the Partnership is subject to a regulatory agreement with HUD relating to any project which the Partnership may own. The General Partner shall cease to be a General Partner if it shall be adjudicated as bankrupt. If the General Partner ceases to be a General Partner for any reason, it shall thereafter be a Limited Partner of the Partnership.

     10.02. Upon the termination and dissolution of the Partnership, its assets shall be liquidated over such reasonable period as shall be consistent with the realization of the fair market value of the Partnership's assets and the proceeds applied in the following order of priority:

              (a) to the payment in full of all creditors of the Partnership in the order of priority by law (exclusive of creditors who are also Partners) and to the expense of dissolution and liquidation;

              (b) to the funding of any reserves which the General Partner deems necessary for any contingent liabilities of the Partnership;

              (c) to the payment in full with interest of all debts owed to any of the Partners; and

              (d)     1% to the General Partner and 99% to the Limited Partner.

         10.03. The liquidation and dissolution of the Partnership shall be conducted by the General Partner, or if there be no General Partner, by such person as shall be designated by those Limited Partners having a majority in interest of the partnership interests of all Limited Partners.

         10.04. If, at the termination and dissolution of the Partnership, either the Limited Partner or the General Partner has a deficit in their respective capital accounts, then such Partner shall be required to restore such deficit to zero.

                                   ARTICLE 11.

                                   AMENDMENTS
                                   ----------

         The terms and provisions of this Agreement may be modified or amended at any time and from time to time by the General Partner, or if there be no General Partner, by those Limited Partners having a majority in interest of the partnership interests of all Limited Partners.

                                   ARTICLE 12.

                    BOOKS AND RECORDS; INSPECTION; REPORTING
                    ----------------------------------------

         12.01. At all times during the existence of the Partnership the General Partner shall keep or cause to be kept by an agent full and true books of account, in which shall be entered fully and accurately each transaction of the Partnership. Such books of account, together with a certified copy of the Certificate of Limited Partnership and any amendments thereto, shall at all times be maintained at the principal office of the Partnership and shall be open to the reasonable inspection and examination of the Partners or their duly authorized representatives. Any Partner shall have the right to inspect and copy said books and records provided that it owns an interest in the Partnership at the time of inspection.

         12.02. The accountant selected by the General Partner shall make an annual computation of the taxable income or loss of the Partnership for federal and state income tax purposes and shall within sixty (60) days after the end of each taxable year prepare and mail to each Partner a report setting forth in sufficient detail the distributive share and other pertinent information with respect to the business of the Partnership during such taxable year as shall enable such Partner to prepare its federal and state income tax returns in accordance with all applicable rules and regulations. The accountant shall also furnish balance sheets, income statements and the capital account of each Partner at such time.

                                   ARTICLE 13.

                                  MISCELLANEOUS
                                  -------------

         13.01. This Agreement (a) shall be binding on the executors, administrators, estates, heirs or legal successors of the Partners and (b) shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.02. Any notices required to be given hereunder shall be effective if mailed, postage prepaid, to the Partners at their last known address appearing on the records of the Partnership.

         13.03. With respect to the terms of this Agreement, the existence and terms of any amendments hereto, and the identity, decisions and actions of the Partners, all persons may rely conclusively on the facts stated in a certificate signed by the General Partner.

         13.04.  The General  Partner  shall serve as the initial  "Tax  Matters
Partner" of the Partnership and shall perform such duties required by the Code and Treasury Regulations.

         13.05. Section headings in this Agreement are for the convenience of the reader only and shall not be deemed to affect, in any manner, the construction of the Agreement or to limit, alter or amend the terms or provisions hereof.

                                   ARTICLE 14.

                                HUD REQUIREMENTS
                                ----------------


         14.01. So long as the Secretary (the "Secretary") of the Department of Housing and Urban Development ("HUD") or the Secretary's successors or assigns is the insurer or holder of any note made by the Partnership or secured by any project owned by the Partnership, no amendment to this Agreement that results in any of the following will have any force or effect without the prior written consent of the Secretary:

              (a)     Any amendment that modifies the term of the Partnership;

              (b) Any amendment that activates the requirement that a HUD previous participation certification be obtained;

              (c) Any amendment that in any way affects any note insured or held by HUD, security deed or security agreement on any project, or any regulatory agreement between HUD and the Partnership;

              (d) Any amendment that would authorize any partner other that the General Partner or successor General Partner to bind the Partnership for all matters concerning any project which require HUD's consent or approval;

              (e) A change in the General Partner or preapproved successor General Partner;

              (f) Any change in a guarantor of any obligation to the Secretary.

         14.02. The Partnership is authorized to execute any notes, security deeds, security agreements in order to secure loans insured by the Secretary, regulatory agreements, documents for the assumption of any existing notes, security agreements or regulatory agreements and any other documents required by the Secretary in connection with any HUD-insured loan (collectively, "HUD Loan Documents").

         14.03. Any successor General Partner must, as a condition to being admitted to the Partnership, agree to be bound by any HUD Loan Documents to the extent and on the same terms as the previous General Partner.

         14.04. Any successor Partner must, as a condition to being admitted to the Partnership, agree to be bound by paragraph 20 of the regulatory agreement to the extent and on the same terms as the previous Partner.

         14.05. Notwithstanding any other provisions of this Agreement, upon any dissolution, no title or right of possession and control of any project and no right to collect any rents from any project securing any HUD-insured loan, shall pass to any person who is not bound by the regulatory agreement in a manner satisfactory to the Secretary.

         14.06. Notwithstanding any other provisions of this Agreement, in the event that any provision of this Agreement conflicts with any HUD Loan Documents, the provision of the HUD Loan Documents shall control.

         14.07. So long as the Secretary or the Secretary's successors or assigns is the insurer or holder of any note on any project owned by the Partnership, the Partnership may not voluntarily be dissolved without the prior written approval of the Secretary.

         14.08. Any Partner, and any assignee of any Partner, agree to be liable in their individual capacities to HUD with respect to the following matters:

              (a) For funds or property of any project securing a HUD-insured loan coming into their hands, which by the provisions of the regulatory agreement, they are not entitled to retain; and

              (b) For their own acts and deeds, or acts and deeds of others which they have authorized, in violation of the provisions of any regulatory agreement.

         IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the date first set forth above.


                              GENERAL PARTNER:

                              VININGS INVESTMENT PROPERTIES TRUST



                             By: /s/ Stephanie A. Reed
                             -------------------------
                                 Vice President

                             LIMITED PARTNER:

                             VININGS INVESTMENT PROPERTIES, L.P.

                             By:  Vinings Investment Properties Trust
                                  General Partner


                             By: /s/ Stephanie A. Reed
                             -------------------------
                                 Vice President